Exhibit 99.1

Altair Announces First Quarter 2018 Financial Results

First Quarter Software Product Revenue Increased 26% Year-over-Year

TROY, Mich. – May 14, 2018 – Altair (Nasdaq:ALTR) released its financial results for the first quarter ended March 31, 2018.

“Altair started 2018 with a strong financial performance highlighted by software product revenue growth of 26% and profitability that exceeded expectations,” said James Scapa, Founder, Chairman and CEO. “Our performance in the first quarter reflects good execution, improving market dynamics and the positive impact of the investments we have made to strengthen our product portfolio and go-to-market team.”

Scapa continued, “We have further enhanced our solution set with the recent acquisitions of CANDI, which extends our capabilities around edge gateway computing and the Internet of Things, and FluiDyna, a developer of GPU-based fluid dynamics and numerical simulation technologies. These are exciting technologies that increase the value Altair can deliver for customers and exemplify our expanding number of opportunities for future growth.”

First Quarter 2018 Financial Highlights

•	Software product revenue was $68.1 million, an increase of 26% from $54.1 million for the first quarter of 2017.

•	Total revenue was $91.7 million, an increase of 19% compared to $76.9 million for the first quarter of 2017.

•	Net income was $3.9 million, compared to net loss of $(2.2) million for the first quarter of 2017. Diluted net income per share was $0.05, based on 72.4 million diluted weighted average common shares outstanding, compared to diluted net loss per share of $(0.04) for the first quarter of 2017, based on 50.1 million diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $7.7 million, compared to $2.9 million for the first quarter of 2017. Adjusted EBITDA represents net income (loss) adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as determined by management.

•	Non-GAAP net income was $6.1 million, compared to $1.6 million for the first quarter of 2017. Non-GAAP net income per share was $0.08, based on 72.8 million diluted weighted average common shares outstanding, compared to $0.03 for the first quarter of 2017, based on 61.2 million diluted weighted average common shares outstanding. Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions and certain tax adjustments.

•	Cash flow from operations was $26.7 million, compared to $19.2 million for the first quarter of 2017.

•	Free cash flow, which consists of cash flow from operations less capital expenditures, was $25.0 million compared to $18.2 million for the first quarter of 2017.

Business Outlook

Based on information available as of today, Altair is issuing forward-looking statements on guidance for the second quarter and full year 2018 as indicated below.

	Second Quarter 2018			Full Year 2018
Software Product Revenue	$69.0	to	$70.0	$276.0	to	$280.0
Total Revenue	$91.0		$92.0	$369.0		$373.0
GAAP Net Income	$0.5		$1.0	$11.0		$13.0
Adjusted EBITDA	$5.0		$5.5	$33.0		$35.0
Non-GAAP Net Income	$2.5		$3.0	$19.0		$21.0

(All figures in millions)

Conference Call Information

What:	Altair First Quarter 2018 Financial Results Conference Call

When:	Monday, May 14, 2018

Time:	4:30 p.m. EDT

Live Call:	(866) 754-5204, domestic

(636) 812-6621, international

Replay:	(855) 859-2056, passcode 2474564, domestic

(404) 537-3406, passcode 2474564, international

Webcast:	http://investor.altair.com (live & replay)

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Adjusted EBITDA, Non-GAAP Net Income, Non-GAAP Net Income Per Share and Free Cash Flow.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair transforms design and decision making by applying simulation, machine learning and optimization throughout product lifecycles. Our broad portfolio of simulation technology and patented units-based software licensing model enable Simulation-Driven Innovation for our customers. With more than 2,000 employees, Altair is headquartered in Troy, Michigan, USA and operates 71 offices throughout 24 countries. Altair serves more than 5,000 customers across broad industry segments. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our business outlook, potential growth, market positioning and future investments, and our reconciliations of projected non-GAAP financial measures. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Investor Relations

Brian Denyeau

ICR

248-614-2400 ext. 346

ir@altair.com

Media Relations

Dave Simon

Altair

248-614-2400 ext. 332

pr@altair.com

Altair Engineering Inc. and subsidiaries

Consolidated balance sheets

	March 31, 2018	December 31, 2017
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$63,196	$39,213
Accounts receivable, net	83,350	86,635
Inventory, net	1,051	1,980
Income tax receivable	6,898	6,054
Prepaid expenses and other current assets	13,148	10,006

Total current assets	167,643	143,888
Property and equipment, net	30,501	31,446
Goodwill	63,771	62,706
Other intangible assets, net	22,813	24,461
Deferred tax assets	8,824	8,351
Other long-term assets	17,270	17,019

TOTAL ASSETS	$310,822	$287,871

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$294	$232
Accounts payable	5,650	4,880
Accrued compensation and benefits	25,360	26,560
Obligations for acquisition of businesses	13,226	13,925
Other accrued expenses and current liabilities	21,486	21,744
Deferred revenue	152,663	130,122

Total current liabilities	218,679	197,463
Long-term debt, net of current portion	526	178
Deferred revenue, non-current	9,961	9,640
Other long-term liabilities	14,179	17,647

TOTAL LIABILITIES	243,345	224,928

Commitments and contingencies
MEZZANINE EQUITY	2,352	2,352
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 27,357 and 26,725 shares as of March 31, 2018 and December 31, 2017, respectively	3	2
Class B common stock, authorized 41,203 shares, issued and outstanding 36,508 shares as of March 31, 2018 and December 31, 2017	4	4
Additional paid-in capital	232,576	232,156
Accumulated deficit	(162,579)	(166,499)
Accumulated other comprehensive loss	(4,879)	(5,072)

TOTAL STOCKHOLDERS’ EQUITY	65,125	60,591

TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$310,822	$287,871

Altair Engineering Inc. and subsidiaries

Consolidated statements of operations

(Unaudited)

	Three months ended March 31,
(in thousands, except per share data)	2018	2017
Revenue
Software	$68,143	$54,097
Software related services	9,473	8,971

Total software	77,616	63,068
Client engineering services	12,080	12,229
Other	2,035	1,585

Total revenue	91,731	76,882

Cost of revenue
Software*	10,922	8,904
Software related services	6,709	6,659

Total software	17,631	15,563
Client engineering services	10,200	10,141
Other	1,211	1,050

Total cost of revenue	29,042	26,754

Gross profit	62,689	50,128
Operating expenses:
Research and development*	22,703	18,770
Sales and marketing*	18,977	16,910
General and administrative*	16,990	16,089
Amortization of intangible assets	1,940	943
Other operating income	(2,191)	(594)

Total operating expenses	58,419	52,118

Operating income (loss)	4,270	(1,990)
Interest expense	16	611
Other (income) expense, net	(900)	359

Income (loss) before income taxes	5,154	(2,960)
Income tax expense (benefit)	1,234	(772)

Net income (loss)	$3,920	$(2,188)

Income (loss) per share:
Net income (loss) per share attributable to common stockholders, basic	$0.06	$(0.04)
Net income (loss) per share attributable to common stockholders, diluted	$0.05	$(0.04)
Weighted average shares outstanding:
Weighted average number of shares used in computing net income (loss) per share, basic	63,638	50,132
Weighted average number of shares used in computing net income (loss) per share, diluted	72,390	50,132

*Amounts include stock-based compensation expense as follows (in thousands):

	Three months ended March 31,
	2018	2017
Cost of revenue – software	$8	$5
Research and development	47	775
Sales and marketing	41	431
General and administrative	120	1,658

Total stock-based compensation expense	$216	$2,869

Altair Engineering Inc. and subsidiaries

Consolidated statements of cash flows

(Unaudited)

	Three months ended March 31,
(In thousands)	2018	2017
OPERATING ACTIVITIES:
Net income (loss)	$3,920	$(2,188)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	3,543	2,461
Provision for bad debt	65	91
Stock-based compensation expense	216	2,869
Deferred income taxes	(432)	182
Other, net	(7)	18
Changes in assets and liabilities:
Accounts receivable	4,492	8,153
Prepaid expenses and other current assets	(715)	(4,058)
Other long-term assets	119	(1,523)
Accounts payable	510	(186)
Accrued compensation and benefits	(1,560)	(2,478)
Other accrued expenses and current liabilities	(3,967)	(632)
Deferred revenue	20,505	16,493

Net cash provided by operating activities	26,689	19,202

INVESTING ACTIVITIES:
Capital expenditures	(1,684)	(969)
Payments for acquisition of businesses	(1,199)	(1,099)
Payments for acquisition of developed technology	(353)	(120)
Other investing activities, net	23	(44)

Net cash used in investing activities	(3,213)	(2,232)

FINANCING ACTIVITIES:
Proceeds from issuance of common stock	302	115
Payments of initial public offering costs	(186)	(81)
Payments for redemption of common stock	(60)	(305)
Principal payments on long-term debt	(51)	(2,688)
Payments on revolving commitment	—	(32,061)
Borrowings under revolving commitment	—	17,271
Other financing activities	—	(16)

Net cash provided by (used in) financing activities	5	(17,765)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	495	490

Net increase (decrease) in cash, cash equivalents and restricted cash	23,976	(305)
Cash, cash equivalents and restricted cash at beginning of year	39,578	17,139

Cash, cash equivalents and restricted cash at end of period	$63,554	$16,834

Supplemental disclosure of cash flow:
Interest paid	$10	$634
Income taxes paid	$2,143	$1,641
Supplemental disclosure of non-cash investing and financing activities:
Initial public offering costs in other long-term assets	$—	$1,625
Property and equipment in accounts payable and other accrued expenses and current liabilities	$736	$64
Capital leases	$565	$—

The following table provides a reconciliation of Adjusted EBITDA to net income (loss), the most comparable GAAP financial measure (in thousands):

	(Unaudited)
	Three months ended March 31,
	2018	2017
Net income (loss)	$3,920	$(2,188)
Income tax expense (benefit)	1,234	(772)
Stock-based compensation expense	216	2,869
Interest expense	16	611
Interest income and other(1)	(1,255)	(85)
Depreciation and amortization	3,543	2,474

Adjusted EBITDA	$7,674	$2,909

(1)	Includes a non-recurring adjustment for a change in estimated legal expenses resulting in $2.0 million of income and a non-recurring adjustment for royalty contracts resulting in $0.9 million of expense for the three months ended March 31, 2018.

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP diluted earnings per share to net income (loss) and earnings (loss) per share - diluted, the most comparable GAAP financial measures (in thousands):

	(Unaudited)
	Three months ended March 31,
	2018	2017
Net income (loss)	$3,920	$(2,188)
Stock-based compensation expense	216	2,869
Amortization of intangible assets	1,940	943

Non-GAAP net income	$6,076	$1,624

Earnings (loss) per share - diluted	$0.05	$(0.04)
Non-GAAP earnings per share - diluted	$0.08	$0.03
GAAP diluted shares outstanding:
Weighted average number of shares used in computing net income (loss) per share, diluted	72,390	50,132
Non-GAAP diluted shares outstanding:
Weighted average number of shares used in computing net income per share, diluted	72,800	61,200

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure (in thousands):

	(Unaudited)
	Three months ended March 31,
	2018	2017
Net cash provided by operating activities	$26,689	$19,202
Capital expenditures	(1,684)	(969)

Free cash flow	$25,005	$18,233

The following table provides a reconciliation of projected net income to projected Non-GAAP net income, the most comparable GAAP financial measure (in thousands):

	(Unaudited)
	Three months ending June 30, 2018		Year ending December 31, 2018
	low	high	low	high
Net income	$500	$1,000	$11,000	$13,000
Stock-based compensation expense	500	500	2,000	2,000
Amortization of intangible assets	1,500	1,500	6,000	6,000

Non-GAAP net income	$2,500	$3,000	$19,000	$21,000

The following table provides a reconciliation of projected Adjusted EBITDA to projected net income, the most comparable GAAP financial measure (in thousands):

	(Unaudited)
	Three months ending June 30, 2018		Year ending December 31, 2018
	low	high	low	high
Net income	$500	$1,000	$11,000	$13,000
Income tax expense	600	600	4,200	4,200
Stock-based compensation expense	500	500	2,000	2,000
Interest expense	–	–	–	–
Interest income and other	–	–	–	–
Depreciation and amortization	3,400	3,400	13,500	13,500
Other non-recurring charges(1)	–	–	2,300	2,300

Adjusted EBITDA	$5,000	$5,500	$33,000	$35,000

(1)	Represents projected non-recurring costs related to accelerated compliance-related costs or impairment charges.